EIGHTH AMENDMENT TO
SECURED CREDIT AGREEMENT
THIS EIGHTH AMENDMENT TO SECURED CREDIT AGREEMENT ("Amendment") is made and entered into as of the 30th day of March, 2011, by and among Cycle Country Accessories Corporation, an Iowa corporation and Cycle Country Accessories Corp., a Nevada corporation (collectively, the "Borrowers") and Bank Midwest, an Iowa state bank ("Lender").
RECITALS

A.
The Borrowers and the Lender are parties to that certain Secured Credit Agreement dated as of August 21, 2001, as amended by the First Amendment to Secured Credit Agreement dated as of July 22, 2002; the Second Amendment to Secured Credit Agreement dated as of May 30, 2003; the Third Amendment to Secured Credit Agreement dated as of June 25, 2003; the Fourth Amendment to Secured Credit Agreement dated as of January 1, 2005; the Fifth Amendment to Secured Credit Agreement dated as of April 29, 2005; the Sixth Amendment to Secured Credit Agreement dated as of December 22, 2006; and the Seventh Amendment and Waiver to Secured Credit Agreement dated as of January 17, 2011 (as so amended, the "Credit Agreement"), whereby Lender extended certain credit facilities to the Borrowers upon the terms and conditions set forth in the Credit Agreement. Capitalized terms not otherwise defined in this Amendment shall have the meanings given them in the Credit Agreement.

B.
The Borrowers have requested the Lender to further amend the Credit Agreement as set forth herein, and the Lender is willing to agree to such amendment, all upon and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the Recitals and the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

	a.	Section 1.1 of the Credit Agreement is hereby amended by deleting the Section in its entirety and substituting the following:

Subject to the terms and conditions hereof, the Lender agrees to extend a revolving credit (the "Revolving Credit") to the Borrowers which may be availed of by the Borrowers from time to time during the period from and including the date hereof to but not including the Termination Date, at which time the commitments of the Lender to extend credit under the Revolving Credit shall expire. The maximum amount of Revolving Credit which Lender agrees to extend to the Cycle Country Iowa shall not exceed the lesser of (i) $2,000,000 (the "Revolving Credit Commitment"), or (ii) the Borrowing Base as determined on the most recent Borrowing Base Certificate. During the period from and including the date hereof to but not including the Termination Date, Cycle Country Iowa may use the Revolving Credit Commitment by borrowing, repaying and reborrowing Revolving Credit Loans in whole or in part.

b.	Section 1.2 of the Credit Agreement is hereby amended by deleting the Section in its entirety and substituting the following:

Subject to the terms and conditions hereof, the Revolving Credit may be availed of by the Borrowers in the form of loans (individually a "Revolving Credit Loan" and collectively the "Revolving Credit Loans") to Cycle Country Iowa, as the operating company. Each Revolving Credit Loan shall be in a minimum amount of $10,000. Each advance made by the Lender of a Revolving Credit Loan shall be made against and evidenced by a Revolving Credit Note of the Borrowers using Lender's standard form (with appropriate insertions) (each, a "Revolving Credit Note" and together, the "Revolving Credit Notes")) payable to the order of the Lender in the principal amount stated thereon; provided, however, that the aggregate principal amount set forth on the Revolving Credit Notes shall not exceed the Revolving Credit Commitment. Each Revolving Credit Note shall be dated the date of issuance thereof, bear interest as set forth in Section 2 hereof, and mature on the Termination Date. Unless a Revolving Note sets forth a different time upon which interest is payable, interest on the Revolving Credit Notes shall be payable monthly on the 25th day of each month (commencing September 25, 2001) and at maturity of the Revolving Credit Notes (whether by lapse of time, acceleration or otherwise). Interest after maturity shall be due and payable upon demand. Without regard to the principal amount of Revolving Credit Notes stated on the faces of such notes, the actual principal amount at any time outstanding and owing by the Borrowers on account of the Revolving Credit Notes shall be the sum of all advances theretofore made under this Section less all payments of principal actually received.

As of the date of this Eighth Amendment, Lender has issued and there are now outstanding the following Revolving Credit Notes to Borrowers: Note # 5003694, issued on January 5, 2005 in the original principal amount of $1,000,000 and with an outstanding principal balance, as of the date of this Amendment, of $1,000,000; Note # 5005619, issued on July 16, 2010 in the original principal amount of $1,700,000 and with an outstanding principal balance, as of the date of this Amendment, of $408,30452. Lender and Borrowers agree that effective on the execution of this Amendment, and notwithstanding anything that may be set forth in any other document to the contrary: (i) the maximum principal amount available under Note # 5005619 shall be reduced from $1,700,000 to $1,000,000 (the reduction of available credit is reflected in the amended definition of Revolving Credit Commitment set forth in the Eighth Amendment); and (ii) the maturity date for Note # 5003694 and Note # 5005619 shall be the Termination Date (as amended by the Eighth Amendment). All amounts due and owing with respect to the Revolving Credit shall be due and payable on the Termination Date, unless due and payable sooner pursuant to the terms of the Credit Agreement.

	c.	Section 4.1 of the Credit Agreement is hereby amended to add the following new definitions thereto:

"Eighth Amendment" means the Eighth Amendment to Secured Credit Agreement dated as of March 30, 2011, by and between the Borrowers and the Lender.

	d.	The definition of "Termination Date" appearing in Section 4.1 of the Credit Agreement shall be amended in its entirety and as so amended shall be restated to read as follows:

"Termination Date" means (i) June 1, 2011, if such day is a Business Day, but if not then the Business Day immediately proceeding such day, or (ii) such earlier date on which the Revolving Credit is terminated pursuant to Section 9 hereof.

2.
Representations. Without limiting the generality of Section 10.6 of the Credit Agreement or any other term or provision thereof and in addition thereto to the extent necessary, the Borrowers represent and warrant to the Lender as follows: (i) the covenants, representations and warranties of the Borrowers as set forth in the Credit Agreement as amended by this Amendment are hereby made again as of the date hereof and are true and correct in all respects as of the date hereof, (ii) as of the date hereof there is no Event of Default in existence, or any other act, omission, matter or other occurrence whatsoever which, with the giving of notice or the passage of time, or both, would give rise to or constitute an Event of Default; (iii) each of the Borrowers has (a) full power, authority and legal right to own and operate all of its properties and assets and to carry on its respective business as now conducted and as proposed to be conducted; and (b) all requisite corporate power and authority to execute, deliver and fully perform all of the terms and conditions of this Amendment and all other agreements, documents and instruments contemplated hereby; and (iv) each of the Borrowers shall (a) ensure, and cause any subsidiary to ensure, that no person who owns a controlling interest in or otherwise controls the Borrowers, any guarantor or any subsidiary of any of them is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control ("OFAC"), the Department of the Treasury or included in any Executive Orders, (b) not use or permit the use of the proceeds of the Loans to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (c) comply, and cause any subsidiary to comply, with all applicable Bank Secrecy Act laws and regulations, as amended. All representations and warranties contained in this Amendment shall survive the execution and delivery hereof and any investigation made by the Lender or its agents or representatives.

3.	Conditions to Effectiveness of Amendment. This Amendment shall become effective only upon the satisfaction of each of the following conditions precedent:

	a.	Execution and delivery by the Borrowers and the Lender of this Amendment.

b.
Delivery to the Lender of a Secretary's Certificate of each Borrower, having attached thereto resolutions adopted by each of the Borrower's Board of Directors authorizing the transactions contemplated by this Amendment and designating Robert Davis as an authorized signer of each Borrower.

c.
Execution and delivery of a Modification Agreement for Note # 5005619, reducing the principal available from a maximum of $1,700,000 to a maximum of $1,000,000 and extending the Termination Date to June 1, 2011.

	d.	Execution and delivery of a Modification Agreement for Note # 5003694 extending the Termination Date to June 1, 2011.

	e.	Execution and delivery of a Guarantor's Acknowledgement and Consent by Cycle Country Accessories Subsidiary Corp.

	f.	Execution and delivery of such other agreements, instruments, documents, certificates and opinions as the Lender may reasonably request.

	g.	The Borrowers shall pay to the Lender a nonrefundable closing fee of $10,000.

h.
The Borrower shall pay to the Lenders, as additional consideration for this Amendment, all costs and expenses incurred by the Lender (including, without limitation, attorneys' fees) in connection with the preparation, execution and delivery of this Amendment and all matters related hereto.

4.
Further Acknowledgements and Agreements. Borrowers hereby make the following additional acknowledgements and agreements, which shall supersede, amend and replace the acknowledgements and agreements set forth in the Seventh Amendment and Waiver:

a.
In the event that Borrowers refinance a portion, but not all of the Loans (for example, all of the Revolving Loans but not the Term Loans) with a different lender or lender, Borrowers acknowledge that Lender shall have the right to require Borrowers to enter into a replacement credit agreement to govern the remaining Loans with terms and conditions acceptable to Lender in its sole discretion, and to request additional security.

b.
Borrowers shall engage an advisor to assist in obtaining replacement financing to refinance all of the Revolving Loans with a different lender or lenders by May 15, 2011; and further, shall have received a commitment or commitments from a lender or lenders to fully take out and refinancing all Revolving Loans by June 1, 2011.

c.
In any event, Borrowers acknowledge that Lender shall have the right to require Borrowers to enter into a replacement credit agreement to govern, effective on or after June 1, 2011, the remaining Loans with terms and conditions acceptable to Lender in its sole discretion, and to request additional security.

5.	Effective Time. Subject to conditions set forth in Section 3, this Amendment shall be effective as of the date hereof upon signature by all parties hereto.

6.
Continuing Effect; Inconsistency. All of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect, as amended hereby. Without limiting the foregoing, the Borrowers acknowledge and agree that each of the Security Documents remains in full force and effect and the rights and remedies of the Lender, and the obligations of the parties thereunder and the liens and security interest provided for therein remain in full force and effect and shall not be affected, impaired or discharged by reason of this Amendment or the transactions contemplated hereby. In the event there is determined to be any inconsistency between the terms and conditions of the existing Loan Documents and the terms and conditions of this Amendment, the terms and conditions of this Amendment shall govern to the full extent of such inconsistency.

7.
Cross Default; Remedies. Any breach of warranty, misrepresentation or nonfulfillment of any agreement on the part of Borrowers under any one or more of the existing Loan Documents, this Amendment or any agreement, document or instrument contemplated hereby, shall be and constitute a breach and default under each and all of the Loan Documents, this Amendment and all other agreements, documents and instruments contemplated hereby. Lender shall have all rights and remedies available under the Loan Documents, this Amendment and all agreements, documents and instruments contemplated hereby, and all other rights and remedies available to it at law, in equity or otherwise, upon any such breach of warranty, misrepresentation or nonfulfillment of agreement by Borrowers.

8.
No Waiver. Nothing herein is intended or shall be construed as a waiver by the Lender of any breach, default or other nonfulfillment by the Borrowers under the Credit Agreement or any of the other Loan Documents.

9.
WAIVER OF CLAIMS. BORROWERS COVENANT, REPRESENT AND WARRANT TO LENDER THAT THE NOTES AND OTHER LOAN DOCUMENTS ARE NOT SUBJECT TO ANY CREDITS, CHARGES, CLAIMS, OR RIGHTS OF OFFSET OR DEDUCTION OF ANY KIND OR CHARACTER WHATSOEVER; AND HEREBY RELEASES AND DISCHARGES LENDER, ITS OFFICERS, DIRECTORS, ATTORNEYS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS FROM ANY AND ALL CLAIMS AND CAUSES OF ACTION OF ANY KIND AND CHARACTER, WHETHER KNOWN OR UNKNOWN AND WHETHER NOW EXISTING OR HEREAFTER ARISING, WHETHER LIQUIDATED OR UNLIQUIDATED, FIXED, CONTINGENT, DIRECT OR INDIRECT, INCLUDING WITHOUT LIMITATION, ANY ACTION IN LAW OR EQUITY, THAT HAVE AT ANY TIME BEEN OWNED, OR THAT ARE HEREAFTER OWNED, BY BORROWERS AND THAT ARISE OUT OF ANY ONE OR MORE CIRCUMSTANCES OR EVENTS THAT OCCURRED PRIOR TO THE DATE OF THIS AMENDMENT. MOREOVER, BORROWERS WAIVE ANY AND ALL CLAIMS NOW OR HEREAFTER ARISING FROM OR RELATED TO ANY DELAY BY LENDER IN EXERCISING ANY RIGHTS OR REMEDIES UNDER THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY DELAY IN REALIZING UPON ANY COLLATERAL SECURING THE NOTES.

10.
No Future Obligation to Amend. The Borrowers hereby expressly recognize and agree that the Lender was in no way obligated or required to enter into this Amendment, and that the Lender has not agreed to and is not obligated or required to, in the future, waive, revise, alter or amend any of the terms or conditions of the Credit Agreement or any of the other Loan Documents, or to provide Borrowers with any additional credit facilities or other funds or credit.

11.	Receipt. The Borrowers hereby acknowledges receipt of a true and correct copy of this Amendment.

12.
Headings and Captions. The titles or captions of sections and paragraphs in this Amendment are provided for convenience of reference only, and shall not be considered a part hereof for purposes of interpreting or applying this Amendment, and such titles or captions do not define, limit, extend, explain or describe the scope or extent of this Amendment or any of its terms or conditions.

13.
Further Documents and Actions. Each of the Borrowers agrees to execute and deliver to the Lender such additional documents and to take all such further actions as the Lender may reasonable require in order to reflect the amendments to the Credit Agreement effected by this Amendment.

14.
Counterparts and Facsimile Signatures. This Amendment may be executed in any number of counterparts, each of which shall constitute one and the same instrument. Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute effective delivery thereof. Electronic records of the executed Amendment shall be deemed to be originals thereof.

15.	Recitals. The Recitals set forth in the forepart of this Amendment are true and correct and are an integral part of this Amendment.

16.
Binding Effect on Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, legal representatives and permitted assigns.

17.
Indemnification. In addition to the other indemnities provided for in the Loan Documents and this Amendment, Borrowers shall defend, indemnify and hold Lender harmless from any loss, liability, damage, cost or expense (including, without limitation, court costs and attorneys' fees) arising in connection with or resulting from any breach of warranty, misrepresentation or nonfulfillment of any agreement on the part of Borrowers under this Amendment.

18.
Customer Identification - USA Patriot Act Notice. The Lender hereby notifies the Borrowers that pursuant to the requirement of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the "Act"), and the Lender's policies and practices, the Lender is required to obtain, verify and record certain information and documentation that identifies the Borrowers, which information includes the name and address of the Borrowers and such other information that will allow the Lender to identify the Borrowers in accordance with the Act.

19.	Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the state of Iowa.

20.
Modifications in Writing. No amendment, modification, supplement, termination or waiver of or to any provision of this Amendment, or consent to any departure therefrom, shall be effective unless the same shall be in writing and signed by or on behalf of the party to be charged with the enforcement thereof.

21.
Entire Understanding. This Amendment, together with the Credit Agreement, as amended, and other Loan Documents, constitutes the entire understanding of the parties with respect to the subject matters hereof and any prior agreements, whether written or oral, with respect thereto are superseded hereby. This Amendment shall be deemed to be part of the Credit Agreement.

[SIGNATURE PAGE TO FOLLOW]
IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first set forth above.

Cycle Country Accessories Corporation		Bank Midwest

By:
	Robert Davis, CEO	Curt Johnson, president/Chief Risk Officer

Cycle Country Accessories Corp.

By:
Robert Davis, CEO
[SIGNATURE PAGE TO AMENDMENT AND WAIVER]

GUARANTOR'S ACKNOWLEDGEMENT AND CONSENT
Except as defined below, all capitalized terms used herein shall have the meanings given them in that certain Secured Credit Agreement by and between Cycle Country Accessories Corporation and Cycle Country Accessories Corp. as Borrowers and Bank Midwest Minnesota Iowa, N.A. as Lender, dated as of August 21, 2001 as amended by the First Amendment to Secured Credit Agreement dated as of July 22, 2002, a Second Amendment to Secured Credit Agreement dated as of May 30, 2003, a Third Amendment to Secured Credit Agreement dated as of June 25, 2003, a Fourth Amendment to Secured Credit Agreement dated as of January 1, 2005, a Fifth Amendment to Secured Credit Agreement dated as of April 29, 2005, a Sixth Amendment to Secured Credit Agreement dated as of April 28, 2006, a Seventh Amendment and Waiver dated as of January 17, 2011, and an Eighth Amendment dated as of March 30, 2011 (the "Eighth Amendment").
The undersigned have heretofore executed and delivered to the Lender a Guaranty Agreement. The undersigned hereby consents to the Eighth Amendment to the Secured Credit Agreement and confirms that the Guaranty Agreement executed and delivered by it and all of the undersigned's obligations thereunder remain in full force and effect and, without limiting the foregoing, the undersigned acknowledges and agrees that notwithstanding the execution and delivery of the Eighth Amendment, the Guaranty Agreement executed and delivered by the undersigned to the Lender remains in full force and effect and the rights and remedies of the Lender, the obligations by the undersigned thereunder remain in full force and effect and shall not be effected, impaired or discharged by reason of the Eighth Amendment. The undersigned further agrees that the consent of the undersigned to any further amendments to the Secured Credit Agreement shall not be required as a result of this consent having been obtained.

CYCLE COUNTRY ACCESSORIES SUBSIDIARY CORP

By:

Title:	CEO/COO/CFO

CYCLE COUNTRY ACCESSORIES CORP.
SECRETARY'S CERTIFICATE
March 30, 2011
          I, Robert Davis, do hereby certify that I am the duly elected, qualified and acting Secretary of Cycle Country Accessories Corporation, an Iowa corporation, and Cycle Country Accessories Corp., a Nevada corporation (collectively, the "Borrowers"), and as such, I am familiar with the facts herein certified and am duly authorized to certify the same and do hereby further certify that:
          1. This certificate is being delivered in connection with the Eighth Amendment to Secured Credit Agreement dated as of March 30, 2011 (the "Amendment") among the Borrowers and the Lender.
          2. The person listed below is a duly elected officer of each of the Borrowers, duly authorized by each of the Borrowers, acting alone, to execute and deliver, on behalf of each of the Borrowers, the Amendment and any other agreements, documents, certificates, reaffirmations, regulatory filings or instruments in connection therewith, and are at present holding the office indicated opposite each of their names:

Name	Title
Robert Davis	Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Secretary, and Treasurer
          3. A true and correct copy of resolutions duly and unanimously adopted by the unanimous written consent of the directors of each Borrower are attached as Exhibit A and Exhibit B hereto. Such resolutions were adopted in accordance with each respective Borrower's Articles of Incorporation and Bylaws and constitute the only action taken by the Borrowers' directors or any committee thereof with respect to the subject matter thereof. Such resolutions have not been amended, modified or rescinded and are in full force and effect on the date hereof.
          IN WITNESS WHEREOF, I have hereunto set my hand as of this 30th day of March, 2011.

By:
Name: Robert Davis
Title: Secretary

EXHIBIT A
CORPORATE RESOLUTIONS
OF
CYCLE COUNTRY ACCESSORIES CORP.,
A NEVADA CORPORATION
          BE IT RESOLVED, that Robert Davis, the interim Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Secretary and Treasurer of the Cycle Country Accessories Corp., a Nevada corporation (the "Corporation") and its wholly owned subsidiary, Cycle Country Accessories Corporation, an Iowa corporation (the "Subsidiary") (the Corporation and the Subsidiary are collectively hereinafter referred to as the "Borrowers"), or any other person who may hereafter be designated in writing by the Chief Executive Officer (each such person being hereinafter referred to as a "Designated Person"), is hereby authorized, directed and empowered now and from time to time hereafter to make, execute and deliver for and on behalf of and in the name of the Borrowers such agreements, instruments and documents, including, but not limited to, a Eighth Amendment to Secured Credit Agreement, dated March 30, 2011 among the Borrowers and Bank Midwest, an Iowa state bank (the "Lender") substantially in the form of the Eighth Amendment to Secured Credit Agreement reviewed by the Directors of the Corporation, except for such changes, additions and deletions as to any or all of the terms or provisions thereof as the officer executing the Eighth Amendment to Secured Credit Agreement on behalf of the Borrowers shall deem proper, and the other agreements, notes, schedules of accounts, designations of inventory, real estate, mortgages, trust deeds, assignments, certificates, reports, bills of sale, leases, contracts, conditional sale contracts, guaranties, subordination and stand-by agreements, pledge agreements, assignments of beneficial interest in any real or personal property, and other such agreements, instruments and documents (all and each of the foregoing agreements, instruments and documents are hereinafter referred to as the "Loan Documents") with or for the benefit of the Lender, as he/she may in his/her sole discretion deem advisable, necessary, expedient, convenient or proper, providing for and evidencing various financial arrangements with and obligations to the Lender, including, without limitation, the borrowing of monies by the Borrowers and, as security therefor, to sell, transfer, lease, assign, mortgage, pledge or grant a security interest in and lien upon all of the Borrower's now existing and/or owned and hereafter arising and/or acquired property or assets, whether real, personal or mixed, tangible or intangible, including, without limitation, all of the Borrower's: accounts, contract rights, instruments, documents, general intangibles, inventory, equipment, fixtures, vehicles, real property owned and/or leased by the Borrowers, insurance policies, raw materials, work in process, supplies, rights, privileges, franchises, certificates of public convenience and necessity, good will of the Corporation, customer lists, routes, trademarks, trade names, copyrights, processes, formulae, patents, patent applications, patent rights, licenses, inventions, and all of the rents, issues and profits of said property, conditional sales or title retention contracts, leases, guaranties, agreements, purchase orders, chattels, intangible rights, chattel mortgages, real estate, real estate mortgages, trust deeds, land contracts, agreements for Warranty Deed or for purchase of real estate, certificates of beneficial interest in or to trusts or land trusts, contracts, notes, drafts, trade acceptances, liens, obligations, evidences of indebtedness, judgments, warehouse receipts, bills of lading, trust receipts, and choses in action and all proceeds and products of the foregoing property and interests in property;

          BE IT FURTHER RESOLVED, that the Loan Documents may contain such provisions, terms, conditions, covenants, warranties and representations as any Designated Person may in his/her sole discretion deem advisable, necessary or expedient;
          BE IT FURTHER RESOLVED, that any Designated Person is hereby authorized, directed and empowered for and on behalf of and in the name of the Borrowers now and from time to time hereafter, as he/she in his/her sole discretion dcems advisable, necessary, expedient, convenient or proper, to: (a) borrow monies from the Lender; (b) execute and deliver to the Lender such agreements, instruments and documents as the Lender may request or require to effectuate the purpose and intent of the Loan Documents or these resolutions; (c) amend, modify, alter, extend, renew or otherwise change any of the provisions, terms, conditions, covenants, guaranties or representations contained in the Loan Documents; and (d) execute and deliver to the Lender any direction or authorization for the application, payment, transfer, receipt or other disposition of any property, real or personal, belonging to the Borrowers;
          BE IT FURTHER RESOLVED, that any Designated Person is hereby authorized, directed and empowered to do and perform all acts and things he/she deems advisable, necessary, expedient, convenient or proper in order to consummate fully all of the transactions contemplated under the Loan Documents or these resolutions;
          BE IT FURTHER RESOLVED, that in order to facilitate borrowings of the Borrowers from the Lender under the terms of the Loan Documents, pursuant to which it is or will be required that a number of reports including, without limitation, a report of loan balances and confirmation of advances theretofore requested, borrowing base certificates, collection reports, inventory certification reports, accounts receivable agings and accounts payable agings, be periodically supplied to the Lender, it is in the best interest of the Borrowers to provide to the Lender a list of employees of the Borrowers which are authorized to sign any such reports on behalf of the Borrowers, along with examples of such employees' signatures;
          BE IT FURTHER RESOLVED, that in order to accomplish the resolutions hereinabove stated, the Chief Executive Officer and Chief Financial Officer of this Corporation, and each of them, is hereby authorized to sign any such reports on behalf of the Borrowers, and further, the Chief Executive Officer is hereby authorized to designate in writing to the Lender from time to time any other persons authorized to sign such reports, and to delete any persons theretofore authorized, or add other persons not theretofore authorized, and to cause examples of any such persons' signatures to be delivered to the Lender;
          BE IT FURTHER RESOLVED, that the Chief Executive Officer and Chief Financial Officer of this Corporation and any other person or persons which the Chief Executive Officer may from time to time designate in writing to the Lender, are each authorized to make requests for borrowings, including, without limitation, telephonic requests for borrowings, under the Loan Documents on behalf of the Borrowers and the Lender is hereby authorized to honor such requests of the Chief Executive Officer, Chief Financial Officer, or of any person so designated by the Chief Executive Officer, until such time as the Lender is notified in writing by this Corporation of the election of a new chief executive officer or of the revocation of the authorization of any person designated by the Chief Executive Officer to make such requests for borrowings under the Loan Documents;

          BE IT FURTHER RESOLVED, that by adopting the above resolutions, the Directors of this Corporation hereby ratify, approve and confirm any and all acts and things that any Designated Person has done or may do in any way relating to or arising from or in connection with the Loan Documents and these resolutions and such acts and things of any Designated Person shall at all times receive full faith and credit by this Corporation without the necessity of inquiry by the Lender; and
          BE IT FURTHER RESOLVED, that (a) the authorizations herein set forth shall remain in full force and effect for the term of the Loan Documents and all renewal terms thereof; and (b) the Secretary or any Assistant Secretary of this Corporation is hereby authorized and directed to certify to the Lender a copy of these resolutions.

EXHIBIT B
CORPORATE RESOLUTIONS
OF
CYCLE COUNTRY ACCESSORIES CORPORATION,
AN IOWA CORPORATION
          BE IT RESOLVED, that Robert Davis, the interim Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Secretary and Treasurer of Cycle Country Accessories Corporation, an Iowa corporation (the "Corporation") and its parent corporation Cycle Country Accessories Corp., a Nevada corporation ("Parent") (the Corporation and the Parent are collectively hereinafter referred to as the "Borrowers"), or any other person who may hereafter be designated in writing by the Chief Executive Officer (each such person being hereinafter referred to as a "Designated Person"), is hereby authorized, directed and empowered now and from time to time hereafter to make, execute and deliver for and on behalf of and in the name of the Borrowers such agreements, instruments and documents, including, but not limited to, a Eighth Amendment to Secured Credit Agreement, dated March 30, 2011 among the Borrowers and Bank Midwest, Minnesota, Iowa, N.A. (the "Lender") substantially in the form of the Eighth Amendment to Secured Credit Agreement reviewed by the Directors of the Corporation, except for such changes, additions and deletions as to any or all of the terms or provisions thereof as the officer executing the Eighth Amendment to Secured Credit Agreement on behalf of the Borrowers shall deem proper, and the other agreements, notes, schedules of accounts, designations of inventory, real estate, mortgages, trust deeds, assignments, certificates, reports, bills of sale, leases, contracts, conditional sale contracts, guaranties, subordination and stand-by agreements, pledge agreements, assignments of beneficial interest in any real or personal property, and other such agreements, instruments and documents (all and each of the foregoing agreements, instruments and documents are hereinafter referred to as the "Loan Documents") with or for the benefit of the Lender, as he/she may in his/her sole discretion deem advisable, necessary, expedient, convenient or proper, providing for and evidencing various financial arrangements with and obligations to the Lender, including, without limitation, the borrowing of monies by the Borrowers and, as security therefor, to sell, transfer, lease, assign, mortgage, pledge or grant a security interest in and lien upon all of the Borrower's now existing and/or owned and hereafter arising and/or acquired property or assets, whether real, personal or mixed, tangible or intangible, including, without limitation, all of the Borrower's: accounts, contract rights, instruments, documents, general intangibles, inventory, equipment, fixtures, vehicles, real property owned and/or leased by the Borrowers, insurance policies, raw materials, work in process, supplies, rights, privileges, franchises, certificates of public convenience and necessity, good will of the Corporation, customer lists, routes, trademarks, trade names, copyrights, processes, formulae, patents, patent applications, patent rights, licenses, inventions, and all of the rents, issues and profits of said property, conditional sales or title retention contracts, leases, guaranties, agreements, purchase orders, chattels, intangible rights, chattel mortgages, real estate, real estate mortgages, trust deeds, land contracts, agreements for Warranty Deed or for purchase of real estate, certificates of beneficial interest in or to trusts or land trusts, contracts, notes, drafts, trade acceptances, liens, obligations, evidences of indebtedness, judgments, warehouse receipts, bills of lading, trust receipts, and choses in action and all proceeds and products of the foregoing property and interests in property;

          BE IT FURTHER RESOLVED, that the Loan Documents may contain such provisions, terms, conditions, covenants, warranties and representations as any Designated Person may in his/her sole discretion deem advisable, necessary or expedient;
          BE IT FURTHER RESOLVED, that any Designated Person is hereby authorized, directed and empowered for and on behalf of and in the name of the Borrowers now and from Lime to time hereafter, as he/she in his/her sole discretion deems advisable, necessary, expedient, convenient or proper, to: (a) borrow monies from the Lender; (b) execute and deliver to the Lender such agreements, instruments and documents as the Lender may request or require to effectuate the purpose and intent of the Loan Documents or these resolutions; (c) amend, modify, alter, extend, renew or otherwise change any of the provisions, terms, conditions, covenants, guaranties or representations contained in the Loan Documents; and (d) execute and deliver to the Lender any direction or authorization for the application, payment, transfer, receipt or other disposition of any property, real or personal, belonging to the Borrowers;
          BE IT FURTHER RESOLVED, that any Designated Person is hereby authorized, directed and empowered to do and perform all acts and things he/she deems advisable, necessary, expedient, convenient or proper in order to consummate fully all of the transactions contemplated under the Loan Documents or these resolutions;
          BE IT FURTHER RESOLVED, that in order to facilitate borrowings of the Borrowers from the Lender under the terms of the Loan Documents, pursuant to which it is or will be required that a number of reports including, without limitation, a report of loan balances and confirmation of advances theretofore requested, borrowing base certificates, collection reports, inventory certification reports, accounts receivable agings and accounts payable agings, be periodically supplied to the Lender, it is in the best interest of the Borrowers to provide to the Lender a list of employees of the Borrowers which are authorized to sign any such reports on behalf of the Borrowers, along with examples of such employees' signatures;
          BE IT FURTHER RESOLVED, that in order to accomplish the resolutions hereinabove stated, the Chief Executive Officer and Chief Financial Officer of this Corporation, and each of them, is hereby authorized to sign any such reports on behalf of the Borrowers, and further, the Chief Executive Officer is hereby authorized to designate in writing to the Lender from time to time any other persons authorized to sign such reports, and to delete any persons theretofore authorized, or add other persons not theretofore authorized, and to cause examples of any such persons' signatures to be delivered to the Lender;
          BE IT FURTHER RESOLVED, that the Chief Executive Officer and Chief Financial Officer of this Corporation and any other person or persons which the Chief Executive Officer may from time to time designate in writing to the Lender, are each authorized to make requests for borrowings, including, without limitation, telephonic requests for borrowings, under the Loan Documents on behalf of the Borrowers and the Lender is hereby authorized to honor such requests of the Chief Executive Officer, Chief Financial Officer, or of any person so designated by the Chief Executive Officer, until such time as the Lender is notified in writing by this Corporation of the election of a new chief executive officer or of the revocation of the authorization of any person designated by the Chief Executive Officer to make such requests for borrowings under the Loan Documents;

          BE IT FURTHER RESOLVED, that by adopting the above resolutions, the Directors of this Corporation hereby ratify, approve and confirm any and all acts and things that any Designated Person has done or may do in any way relating to or arising from or in connection with the Loan Documents and these resolutions and such acts and things of any Designated Person shall at all times receive full faith and credit by this Corporation without the necessity of inquiry by the Lender; and
          BE IT FURTHER RESOLVED, that (a) the authorizations herein set forth shall remain in lull force and effect for the term of the Loan Documents and all renewal terms thereof; and (b) the Secretary or any Assistant Secretary of this Corporation is hereby authorized and directed to certify to the Lender a copy of these resolutions.

RECORD OF ACTION OF BOARD OF DIRECTORS OF
CYCLE COUNTRY ACCESSORIES CORP.
Effective March 30, 2011
          The undersigned being all of the members of the Board of Directors of Cycle Country Accessories Corp, a Nevada corporation (the "Corporation") do hereby in writing and without a meeting therefor unanimously adopt the following resolutions, effective as of March 30, 2011:
          BE IT RESOLVED, that Robert Davis, the interim Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Secretary and Treasurer of the Cycle Country Accessories Corp., a Nevada Corporation (the "Corporation") and its wholly owned subsidiary, Cycle Country Accessories Corporation, an Iowa corporation (the "Subsidiary") (the Corporation and the Subsidiary are collectively hereinafter referred to as the "Borrowers"), or any other person who may hereafter be designated in writing by the Chief Executive Officer (each such person being hereinafter referred to as a "Designated Person"), is hereby authorized, directed and empowered now and from time to time hereafter to make, execute and deliver for and on behalf of and in the name of the Borrowers such agreements, instruments and documents, including, but not limited to, a Eighth Amendment to Secured Credit Agreement, dated March 30, 2011 among the Borrowers and Bank Midwest, an Iowa state bank (the "Lender") substantially in the form of the Eighth Amendment to Secured Credit Agreement reviewed by the Directors of the Corporation, except for such changes, additions and deletions as to any or all of the terms or provisions thereof as the officer executing the Eighth Amendment to Secured Credit Agreement on behalf of the Borrowers shall deem proper, and the other agreements, notes, schedules of accounts, designations of inventory, real estate, mortgages, trust deeds, assignments, certificates, reports, bills of sale, leases, contracts, conditional sale contracts, guaranties, subordination and stand-by agreements, pledge agreements, assignments of beneficial interest in any real or personal property, and other such agreements, instruments and documents (all and each of the foregoing agreements, instruments and documents are hereinafter referred to as the "Loan Documents") with or for the benefit of the Lender, as he/she may in his/her sole discretion deem advisable, necessary, expedient, convenient or proper, providing for and evidencing various financial arrangements with and obligations to the Lender, including, without limitation, the borrowing of monies by the Borrowers and, as security therefor, to sell, transfer, lease, assign, mortgage, pledge or grant a security interest in and lien upon all of the Borrower's now existing and/or owned and hereafter arising and/or acquired property or assets, whether real, personal or mixed, tangible or intangible, including, without limitation, all of the Borrower's: accounts, contract rights, instruments, documents, general intangibles, inventory, equipment, fixtures, vehicles, real property owned and/or leased by the Borrowers, insurance policies, raw materials, work in process, supplies, rights, privileges, franchises, certificates of public convenience and necessity, good will of the Corporation, customer lists, routes, trademarks, trade names, copyrights, processes, formulae, patents, patent applications, patent rights, licenses, inventions, and all of the rents, issues and profits of said property, conditional sales or title retention contracts, leases, guaranties, agreements, purchase orders, chattels, intangible rights, chattel mortgages, real estate, real estate mortgages, trust deeds, land contracts, agreements for Warranty Deed or for purchase of real estate, certificates of beneficial interest in or to trusts or land trusts, contracts, notes, drafts, trade acceptances, liens, obligations, evidences of indebtedness, judgments, warehouse receipts, bills of lading, trust receipts, and choses in action and all proceeds and products of the foregoing property and interests in property;

          BE IT FURTHER RESOLVED, that the Loan Documents may contain such provisions, terms, conditions, covenants, warranties and representations as any Designated Person may in his/her sole discretion deem advisable, necessary or expedient;
          BE IT FURTHER RESOLVED, that any Designated Person is hereby authorized, directed and empowered for and on behalf of and in the name of the Borrowers now and from time to time hereafter, as he/she in his/her sole discretion deems advisable, necessary, expedient, convenient or proper, to: (a) borrow monies from the Lender; (b) execute and deliver to the Lender such agreements, instruments and documents as the Lender may request or require to effectuate the purpose and intent of the Loan Documents or these resolutions; (c) amend, modify, alter, extend, renew or otherwise change any of the provisions, terms, conditions, covenants, guaranties or representations contained in the Loan Documents; and (d) execute and deliver to the Lender any direction or authorization for the application, payment, transfer, receipt or other disposition of any property, real or personal, belonging to the Borrowers;
          BE IT FURTHER RESOLVED, that any Designated Person is hereby authorized, directed and empowered to do and perform all acts and things he/she deems advisable, necessary, expedient, convenient or proper in order to consummate fully all of the transactions contemplated under the Loan Documents or these resolutions;
          BE IT FURTHER RESOLVED, that in order to facilitate borrowings of the Borrowers from the Lender under the terms of the Loan Documents, pursuant to which it is or will be required that a number of reports including, without limitation, a report of loan balances and confirmation of advances theretofore requested, borrowing base certificates, collection reports, inventory certification reports, accounts receivable agings and accounts payable agings, be periodically supplied to the Lender, it is in the best interest of the Borrowers to provide to the Lender a list of employees of the Borrowers which are authorized to sign any such reports on behalf of the Borrowers, along with examples of such employees' signatures;
          BE IT FURTHER RESOLVED, that in order to accomplish the resolutions hereinabove stated, the Chief Executive Officer and Chief Financial Officer of this Corporation, and each of them, is hereby authorized to sign any such reports on behalf of the Borrowers, and further, the Chief Executive Officer is hereby authorized to designate in writing to the Lender from time to time any other persons authorized to sign such reports, and to delete any persons theretofore authorized, or add other persons not theretofore authorized, and to cause examples of any such persons' signatures to be delivered to the Lender;
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          BE IT FURTHER RESOLVED, that the Chief Executive Officer and Chief Financial Officer of this Corporation and any other person or persons which the Chief Executive Officer may from time to time designate in writing to the Lender, are each authorized to make requests for borrowings, including, without limitation, telephonic requests for borrowings, under the Loan Documents on behalf of the Borrowers and the Lender is hereby authorized to honor such requests of the Chief Executive Officer, Chief Financial Officer, or of any person so designated by the Chief Executive Officer, until such time as the Lender is notified in writing by this Corporation of the election of a new chief executive officer or of the revocation of the authorization of any person designated by the Chief Executive Officer to make such requests for borrowings under the Loan Documents;
          BE IT FURTHER RESOLVED, that by adopting the above resolutions, the Directors of this Corporation hereby ratify, approve and confirm any and all acts and things that any Designated Person has done or may do in any way relating to or arising from or in connection with the Loan Documents and these resolutions and such acts and things of any Designated Person shall at all times receive full faith and credit by this Corporation without the necessity of inquiry by the Lender; and
          BE IT FURTHER RESOLVED, that (a) the authorizations herein set forth shall remain in full force and effect for the term of the Loan Documents and all renewal terms thereof; and (b) the Secretary or any Assistant Secretary of this Corporation is hereby authorized and directed to certify to the Lender a copy of these resolutions.

Paul DeShaw

Robert Davis
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